Eagle Bulk Shipping Inc.

New York

22 May 2008

Annual Shareholders’ Meeting

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward- looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Agenda

2007 Highlights & Recent Events

The Fleet

Industry View

Financial Overview

Conclusion

The Eagle Story – Delivering Sustainable Growth

Modern Fleet Focus on Supramax Class

Newbuilding  Program

One of the largest Supramax owners

On-the-water fleet’s average age of 6 years

Paid $82.1 million in Cash Dividends or $1.98 per share in 2007

35 new vessels under construction

2008 delivery schedule

           Wren                    Aug 2008

           Woodstar             Oct 2008

           Crowned Eagle    Nov 2008

Contracted revenues exceed $1 billion

Open vessels provide upside potential

          20 open vessels in 2008-09

          19 profit-sharing charters

Charter Strategy

2007 Transactions

In Q1, acquired 3 modern Supramax vessels

Expanded Japanese newbuilding program from 2 to 5 vessels

1st vessel delivery in 4Q-2008; vessel is charter free

In Q3, completed fleet acquisition of 26 newbuild Supramax vessels

1st vessel delivery in 3Q-2008

Exercised options to build additional 4 Supramax sister vessels

2007 Capital Investment Program of $1.5 Billion

Triples Fleet to 53 Vessels

Recent Events

Yesterday announced the acquisition of two Supramax vessels for a total price of approximately $146 million in private, off-market transactions:

Goldeneye, a 2002 built 52,421 dwt expected to deliver in
June 2008

Redwing, a 2007 built 53,000 dwt expected to deliver in
September 2008

Both vessels are charter-free

Acquisition to be financed through internal resources,
including cash and borrowings from our $1.6 billion
revolving credit facility

Highly Accretive to Earnings, EBITDA and Free Cash Flow per Share

Modern, High Quality Geared Fleet of Supramax Vessels

35 New Vessels with 2 million dwt of Capacity Coming Online

On-the-Water Fleet *

No. of Vessels

Deadweight Tons (dwt)

Vessel Type

Delivery

20 Vessels

1.03 million dwt

17 Supramaxes

3 Handymaxes

Supramax Newbuilding - 3 Groups of Sister Vessels

5 Vessels

0.26 million dwt

53,100 dwt Series

2008-09

5 Vessels

0.28 million dwt

56,000 dwt Series

2008-10

25 Vessels

1.45 million dwt

58,000 dwt Series

2009-12

* Includes “Goldeneye” and “Redwing” to be delivered in June 2008 and September 2008

Eagle On a Solid Growth Trajectory

Fleet CAGR of > 20%             3x increase in Owned Days

2,000

4,000

6,000

8,000

10,000

12,000

14,000

16,000

18,000

20,000

2005

2006

2007

2008

2009

2010

2011

2012

Owned Days

$ m

EBITDA

44

83

100

Contracted Revenues Provide Stability . . . .

Contracted Gross Revenues in Excess of $1 Billion Support Dividends

   No. of ships

-

5

,

000

10

,

000

15

,

000

20

,

000

25

,

000

-

20

40

60

80

100

120

140

160

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

2017

2018

$ m

Owned Days

Contracted Revenues

18

32

23

40

48

55

55

55

55

55

55

55

. . . . Open Days Provide Revenue Upside

* “Kittiwake” charter commences in Aug 2008

Days

$ m

At Average Daily Rate for Open days

Open Days

000

,

60

$

000

,

50

$

000

,

40

$

2010

2009

2008

500

450

400

350

300

250

200

150

100

50

0

000

,

9

000

,

8

000

,

7

000

,

6

000

,

5

000

,

4

000

,

3

000

,

2

000

,

1

0

“Kittiwake” chartered for a one year time charter at $56,250 per day*

          15 Additional Vessels to Deliver in 2011-2012

           Long Term Sustainable Growth Benefits Shareholders

Open Days and Vessel Deliveries Increase Revenues

Total Revenue = Fixed Revenue + Open Revenue (as per legend above)

$

0

$

100

$

200

$

300

$

400

$

500

$

600

$

700

2008

2009

2010

Open Days Revenue at $60,000 per day

Open Days Revenue at $50,000 per day

Open Days Revenue at $40,000 per day

Fixed Revenue

in USD m

Industry View

Infrastructure Projects Drive Long Term Drybulk Demand

China’s fixed asset investment grew 24.6% y-o-y to $311 billion in 1Q
2008.

China’s coastal shipping trade reached 400 million tons in 2007 and is expected to increase a further 100m tons in 2008.

India plans to double its budget for infrastructure spending to $320 billion by 2012. 9% of GDP will be spent on infrastructure by the end of 2012, compared to the current 5%.

India is poised to become the 3rd largest steel producer by 2013, driven by strong local demand and global fundamentals.

McKinsey & Co. estimates that Gulf States tripled annual spending on new hospitals, airports, railroads and power plants to $230 billion.

Source:   McKinsey & Co., National Bureau of Statistics of China, Howe Robinson Shipbrokers, Commodity Online, Bloomberg News

Handymax Class Vessels – India’s Dry Bulk Trade Workhorse

Eagle Vessels First to Call at new Indian Port of Krishnapatnam (near Chennai)

Source:   Indian Ports Association, Portworld, Braemar, May 2008

Supramax Flexibility Ideal for Trade to China, India & Gulf States

58%

5%

14%

23%

Cape

Handymax

Panamax

Handysize

111

985

3,003

1,496

94

1,115

3,015

1,600

102

913

3,282

1,553

0

500

1,000

1,500

2,000

2,500

3,000

3,500

4,000

Capes

Panamax

Handymax

Handysize

2005

2006

2007

Port Calls

Dry Bulk Vessel Port Calls

Charterers Attracted by Versatility of Supramax Vessels

Eagle vessels carried 6.7 million tons of cargo in 2007.                                     MISC. cargoes include Phosrock, Sugar, HBI, and Concentrates

45% of Eagle’s Cargoes were “Capesize and Panamax cargoes”

IRON

ORE

COAL

GRAINS

OTHER

ORES

CEMENT

COKE

STEELS

SCRAP

IRON

AGGREGATES

MISC.

In m tons

  1,121,200

     983,119

         901,790

     865,714

     542,118

     529,858

     617,589

               -

              58,750

      1,049,858

Cardinal

✓

✓

✓

✓

✓

Condor

✓

✓

✓

✓

✓

✓

✓

Falcon

✓

✓

✓

✓

✓

✓

✓

Griffon

✓

✓

✓

✓

Harrier

✓

✓

✓

✓

✓

Hawk I

✓

✓

✓

✓

✓

Heron

✓

✓

✓

✓

✓

✓

Kite

✓

✓

✓

✓

✓

✓

Merlin

✓

✓

✓

✓

✓

✓

Osprey I

✓

✓

✓

✓

✓

✓

Peregrine

✓

✓

✓

✓

Shikra

✓

✓

✓

✓

✓

Sparrow

✓

✓

✓

✓

✓

✓

Kestrel I

✓

✓

✓

✓

Tern

✓

✓

✓

Jaeger

✓

✓

✓

✓

Attractive Supply Fundamentals for Supramax Market

32

%

23

%

19

%

54

%

43

%

91

%

0

%

10

%

20

%

30

%

40

%

50

%

60

%

70

%

80

%

90

%

Handymax

Panamax

Capesize

% of Fleet >

20

years

Orderbook as % of Fleet

57.9

62.3

30

.

2

114.1

132.6

0

20

40

60

80

100

120

140

Handy

Handymax

Supramax

Panamax

Capesize

(10,00034,999dwt)

(35,00049,999dwt)

(50,00059,999dwt)

(60,00099,999dwt)

(>100,000dwt)

2

,

365

Vsls

565

Vsls

774

Vsls

1

,

580

Vsls

1

,

456

Vsls

Eagle’s focus

15

   Drybulk Order Book on dwt basis:

  51% Capesize ; 21% Panamax

  21% Supramax ; 7% Handy

Source:    Clarksons as of April 2008

Aging Handymax fleet — 32% of
capacity > 20 years old

Greenfield yards- likely slippage?

8 million dwt of vessels due in 2007
missed delivery schedules – trend
increasing

World Dry Bulk Fleet

Orderbook and Fleet Age

Financial Overview

Income Statement

(in $ 000's)

2007

2006

2005

REVENUES, NET OF COMMISSIONS

124,815

$

104,648

$

56,066

$

EXPENSES

Vessel Expenses

27,144

21,562

11,052

Depreciation and Amortization

26,436

21,812

10,412

General & Administrative Expenses

7,520

5,223

3,491

Management and Other Fees to Affiliates

-

-

6,175

Non-cash Compensation Expense

4,257

13,070

11,735

Gain on Sale of Vessel

(873)

-

-

Total Expenses

64,483

61,668

42,866

OPERATING INCOME

60,332

42,980

13,200

Interest Expense

12,741

10,549

7,209

Interest Income

(4,653)

(1,370)

(662)

NET INCOME

$52,244

$33,801

$6,653

Weighted Average Shares Outstanding:

Basic

42,065

34,544

21,969

Diluted

42,196

34,544

21,969

Per Share Amounts:

Basic Net Income

$1.24

$0.98

$0.30

Diluted Net Income

$1.24

$0.98

$0.30

Cash dividends declared and paid

$1.98

$2.08

$0.54

Low Breakeven Cost Strategy

$ 8,000/day breakeven cost for 2008

548

4

,

414

296

1

,

400

1

,

338

Dry

-

Dock

Vessel Expenses

Technical Mgt Fees

G&A

Cash Interest (net)

Vessel expenses include crew wages and related costs, the cost of insurance including credit risk insurance, expenses relating to repairs and maintenance, the cost of spares and consumable stores and related inventory, tonnage taxes, pre-operating costs associated with the delivery of acquired vessels including providing the newly acquired vessels with initial provisions and stores, and other miscellaneous expenses. The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The Company is also making allowance for constraints in yard drydocking capacity which has driven up drydocking costs.

Strong Balance Sheet

BALANCE SHEET DATA

Dec 31, 2007

Dec 31, 2006

(in $ 000's)

Cash

$152,904

$22,275

Other Current Assets

4,551

5,377

Advances for Vessels

Vessels, net

605,245

502,142

Advances for Vessel Construction

1

344,855

25,191

Restricted Cash

9,125

6,525

Other Assets

19,330

7,281

TOTAL ASSETS

1,136,008

568,791

Current Liabilities

10,263

6,881

Long-term Debt

597,243

239,975

Other Liabilities

13,532

359

Stockholders' Equity

514,971

321,576

Book Capitalization

1,112,214

561,551

Net Debt

2

/ Capitalization

41%

41%

Liquidity

1,141,421

270,516

1 Newbuild Costs to be Capitalized eliminating any impact on current cash flows.

2 Net Debt is pro forma after taking into effect 4Q06 dividend payments of $18.31million and
4Q07 dividend payments  $23.4 million.

Eagle Bulk’s Stock Indexed Performance

500

S&P

EGLE

280

260

240

220

200

180

160

140

120

100

80

Conclusion

Conclusion - Accretive Growth Strategy

Eagle Bulk – Delivering Sustainable Growth

Fleet Growth begins in Q3 - 2008

Ramp up in Open Days

Re-charters of current fleet at strong current rates

CLEAR BENEFITS TO SHAREHOLDERS

Significant increase in EBITDA

Eagle Bulk Shipping Inc.